KeyCorp Bank of America Merrill Lynch 2014 Banking and Financial Services Conference Chris Gorman President, Key Corporate Bank Don Kimble Chief Financial Officer Exhibit 99.1

FORWARD-LOOKING STATEMENTS AND ADDITIONAL
INFORMATION DISCLOSURE
“expect,” “anticipate,” “assume,” “intend,” “project,” “believe,” or “estimate.” Forward-looking statements represent management’s current expectations and forecasts regarding future events. If underlying assumptions prove to be inaccurate or unknown risks or uncertainties arise, actual results could vary materially from these projections or expectations.
Risks and uncertainties include but are not limited to: (1) deterioration of commercial real estate market fundamentals; (2) declining asset prices;
(3) adverse changes in credit quality trends; (4) changes in local, regional and international business, economic or political conditions; (5) the extensive and increasing regulation of the U.S. financial services industry; (6) increasing capital and liquidity standards under applicable regulatory rules; (7) unanticipated changes in our liquidity position, including but not limited to, changes in the cost of liquidity, our ability to enter the financial markets and to secure alternative funding sources; (8) our ability to receive dividends from our subsidiary, KeyBank; (9) downgrades in our credit ratings or those of KeyBank; (10) operational or risk management failures by us or critical third-parties; (11) breaches of security or failures of our technology systems due to technological or other factors and cybersecurity threats; (12) adverse judicial proceedings; (13) the occurrence of natural or man-made disasters or conflicts or terrorist attacks; (14) a reversal of the U.S. economic recovery due to economic, political or other shocks; (15) our ability to anticipate interest rate changes and manage interest rate risk; (16) deterioration of economic conditions in the geographic regions where we operate; (17) the soundness of other financial institutions; (18) our ability to attract and retain talented executives and employees, to effectively sell additional products or services to new or existing customers, and to manage our reputational risks; (19) our ability to timely and effectively implement our strategic initiatives; (20) increased competitive pressure due to industry consolidation; (21)
unanticipated adverse effects of acquisitions and dispositions of assets or businesses; and (22) our ability to develop and effectively use the quantitative models we rely upon in our business planning.
We provide greater detail regarding these factors in our 2013 Form 10-K and subsequent filings, which are available online at www.key.com/ir and
www.sec.gov. Forward-looking statements speak only as of the date they are made and Key does not undertake any obligation to update the forward-looking statements to reflect new information or future events.
This presentation also includes certain Non-GAAP financial measures related to “tangible common equity,” “Tier 1 common equity,” “pre-provision net revenue,” and “cash efficiency ratio.” Management believes these ratios may assist investors, analysts and regulators in analyzing Key’s financials. Although Key has procedures in place to ensure that these measures are calculated using the appropriate GAAP or regulatory components, they have limitations as analytical tools and should not be considered in isolation, or as a substitute for analysis of results under
GAAP. For more information on these calculations and to view the reconciliations to the most comparable GAAP measures, please refer to the
Appendix to this presentation and to page 99 of our 2013 Form 10-K.
This presentation contains forward-looking statements, including statements about our financial condition, results of operations, asset quality trends, capital levels and profitability. Forward-looking statements can often be identified by words such as “outlook,” “goal,” “objective,” “plan,”

Key is relationship-focused with distinctive capabilities
Key – Diverse Franchise
Ranking based on asset size
Data as of 3Q14: balances reflect quarterly averages; market capitalization as of September 30, 2014
• Top 20 U.S. bank-based financial services company
• Business diversity across the franchise, with two
primary lines of business:
- Key Community Bank
- Key Corporate Bank
Key Corporate Bank
Key Community Bank
Other
3
Loans
Revenue (TE)
Deposits
Noninterest
Income
56%
40%
4%
54%
41%
5%
48%
44%
8%
74%
25%
1%
- Assets: $91 B
- Deposits: $68 B
- Market capitalization: $12 B
- Strong footprint with  approximately
1,000 branches and 1,300 ATMs
- Approximately 2 million customers
- Over 13,900 employees

Business Model: Aligned and Targeted
Traditional Bank Products Capital Markets Capabilities
Deposits & payments Loans
Wealth management
& private banking
Equipment
finance
Derivatives & foreign
exchange
Equity capital markets Equity research
M&A /
financial sponsors /
leveraged finance
Investment grade &
high-yield debt
Loan syndications Public finance
$3 $50 $1,500 $2,000
Commercial client revenue size ($ MM)
$25 $100 $250 $500
Community Bank
Corporate Bank
Consumer          Energy          Healthcare         Industrial Public Sector         Real Estate        Technology
Targeted industries
4
Local delivery of broad product set and industry expertise
Differentiated platform with depth and maturity
Competitive advantage
5% Y-o-Y average loan
growth
$39 B in AUM
$68 B deposits at 16 bps
#7 largest bank-owned
equipment finance co. (a)
#3 commercial mortgage
servicer (master/primary)
(b)
Over 100 M&A deals
completed since 2011
100 transactions YTD,
raising $71 B
Rates, commodity &
currency solutions
166 transactions YTD,
raising $47 B
44 transactions YTD,
raising $17 B
797 companies under
coverage
88 transactions YTD,
raising $26 B
Note: Data as of 3Q14 unless otherwise noted; YTD statistics through 3Q14
(a)
Source:  Monitor 100; ranking based on net assets as of FY13
(b)
Source:  Mortgage Bankers Association FY13 rankings
Commercial mortgage
banking
Cross-business collaboration provides additional opportunities across the franchise

Key Corporate Bank

Our middle market focus, industry-driven operating model and broad corporate &
investment banking capability set are unique…and drive results
Regional Banks Universal Banks Capability / Model
Middle Market Focus
Industry-driven Model
Investment Banking
Focused Franchise Deep Industry Knowledge Results (FY14)
Case Study:  Industrial (Specialty Chemicals Practice)
• Five dedicated chemicals coverage
bankers with aligned M&A, syndications
and capital markets professionals
• Leading M&A advisory practice
• Strong presence across industry events
• Top-rated equity research franchise (two
analysts covering 36 companies)
• $1B in capital committed to sector
• > 50 clients and 200 prospects
Commercial Banking
Boutiques
Sell-Side Advisor
has been acquired by
Sell-Side Advisor
has been acquired by
a portfolio company of
$392,000,000
has been acquired by
Sell-Side Advisor
has been acquired by
Sell-Side Advisor
a portfolio company of
$325,000,000
Joint Lead Arranger,
Joint Bookrunner and
Co-Syndication Agent
Senior Secured
Credit Facilities
Joint Lead Arranger,
Joint Bookrunner &
Co-Syndication Agent
$855,000,000
has acquired
Senior Secured
Credit Facilities
Note:  Operating model and capabilities comparison data are illustrative and represent a typical firm within each category; some exceptions will apply

Leveraging Our Platform to Drive Relationships
Our specialty chemicals practice is able to acquire and expand client relationships by delivering the full breadth of Key’s advisory and execution capabilities
Client Example
• Producer of fine and
specialty chemicals for
pharmaceutical and
aerospace and
defense applications
• ~$60MM EBITDA
Initial
Status
The Model in Action Key’s Role Today
• Pure prospect
(FY11)
– Equity research
– Industry conferences
– Non-deal roadshows /
investor field trips
• Non-agent
participant in
credit facility
(FY11)
• Provider of flavor and
fragrance chemicals
and color systems
• ~$270MM EBITDA
• Middle market, specialty
chemical focused
financial sponsor
• ~$1.7B committed
capital under
management
• Pure prospect
(FY12)
6
2014
$450,000,000
Senior Unsecured
Credit Facilities
2014
Joint Lead Arranger,
Joint Bookrunner
Sell-Side Advisor
has been acquired by
$392,000,000
Transaction Value
$85,000,000
Senior Credit Facility
Joint Lead Arranger,
Sole Bookrunner
& Administrative Agent
2012
Foreign Exchange
&
Line of Credit
2014
$547,000,000
Senior Secured
Credit Facilities
Joint Lead Arranger,
Co-Syndication Agent &
Co-Documentation Agent
a portfolio company of
2014 2013
has acquired
Senior Secured
Credit Facilities
Joint Lead Arranger,
Sole Bookrunner &
Administrative Agent
was acquired by
• Regular strategic /
financial advisory
dialogue
• Proprietary deal flow
• Strategic capital support
across markets
• Equity capital markets
support & sponsorship
• Market updates
• Core banking
capabilities
– Payments
– Foreign Exchange
– Derivatives

Delivering the Distinctive Platform

Our ability to lead transactions across markets allows us to match client needs with market conditions, and deliver best execution
• Key Corporate Bank completed >850 transactions raising ~$50B in capital for our clients,
~20% of which went to our balance sheet (LTM 3Q14)
Healthcare
Energy
Consumer
Industrial
Public Sector
Real Estate
Key’s Balance
Sheet
Equity Capital
Markets
Syndicated Loans
Real Estate Capital
Markets
Debt Capital Markets
(IG/HY/Public Fin.)
Private Capital
Industry Verticals Capital Placement ($B) Key’s Capital Solutions
Credit facility (bank or institutional)
Bridge loan
Direct placement (debt or equity)
Equity offerings (IPOs / FOs / converts)
Commercial mortgage
Investment grade & high-yield debt
Mezzanine capital placement
Tax-exempt securities
$11
$28
$4
$5
$0
$2
Additional value is created as Key delivers non-capital solutions (e.g., payments, derivatives, foreign exchange, financial advisory) to clients
Technology
Note:  Capital placement $ are LTM 3Q14 and include:  in transactions where Key served as bookrunner (or equivalent) -- 100% of capital raised; in transactions where
Key served as co-manager -- the proportion of capital corresponding to Key’s transaction economics (e.g., $20MM if Key were a 10% co-manager on a $200MM equity offering).  Balance sheet figures represent loan commitments.  Data exclude equipment finance and syndicated loan participations.

Consistent Progress

Solid progress in growing both loans and investment banking & debt placement fees -- demonstrating the power of our model
• Since 1Q09, investment banking and debt placement fees have increased substantially as we focused on a more targeted client base
• Loan balances up $7B (+44%) vs. 2Q11 trough
Corporate Bank loan balances Corporate Bank LTM investment banking & debt placement fees
Loan Balances ($B) & LTM Investment Banking & Debt Placement Fees ($MM)
Note: Chart depicts period-end loan balances and investment banking and debt placement fees for Key Corporate Bank only. LTM denotes the twelve-month period ended 3Q14.
$28.8
$23.0
$177
$348
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14

Strong Relative Performance

Results compare favorably to external benchmarks we are gaining loan share with higher asset productivity
Commercial and Industrial Loan Growth Asset Productivity
Since our portfolio troughed in 2Q11, Key Corporate Bank has taken
C&I loan share…
…while our broad product capabilities generate peer-leading asset productivity
Revenue / Assets
(LTM 3Q14)
Peers
Key Corporate Bank
U.S. commercial banks
Commercial and Industrial Loans % change vs. 2Q11:
Source:  Federal Reserve H8 report dated Oct. 3, 2014, Key Corporate Bank excludes International Lease Portfolio; peer SEC filings and earnings releases.  Peer data are for Corporate Bank equivalent segments of peer financial institutions (e.g., PNC Corporate & Institutional Banking segment). Peer banks include BAC, CMA, JPM, PNC,
STI, USB, WFC. Revenue / assets calculation is calculated based on LTM revenue as of 3Q14 divided by 3Q14 average assets for Key Corporate Bank and peers.
Commercial and Industrial
Loan Growth
37%
58%
3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
6.0%
5.0%
4.4%
4.3%
4.2%
3.9%
3.6%
3.5%

By Industry and Size
Proprietary Industry Knowledge and Research

The depth and breadth of Key’s equity research coverage is a tangible indicator of the industry expertise we deliver to our clients and target prospects
• Fully aligned with Key’s franchise -- middle market focused in specific industry verticals
Equity Research Coverage Illustrative Content
Total
< $5 B
%
144
100
69%
84
49
58%
32
21
66%
242
180
74%
72
53
74%
223
127
57%
Awards and Accolades
797
530
66%
Highly Rated for Distinctive Research (Small/Mid Cap)
– #1 Basic Materials, #2 Industrials, #4 Restaurants
– 5 Top-5 Ratings in Technology Sub-Sectors
#1 Technology Equity Sales Coverage (Small/Mid Cap)
#3 Best Stock Recommendations (All US Institutions)
#4 Most Trusted (All US Institutions)
#1 Stock Picking Analyst (Commercial Services & Supplies)
5 Top-5 Earnings Estimators in respective industries
Notes: Awards and accolades include recognition of both KeyBanc Capital Markets and Pacific Crest Securities
Denotes number of companies in Key’s research coverage with a market capitalization of < $5 billion
#

New Client Impact

Key Corporate Bank has acquired >200 new client relationships through the first three quarters of 2014, driving significant franchise value
• 75% of our new clients use non-credit products, indicating the power of our model and targeted prospecting approach
New Client Profile: Product New Client Profile: Revenue
>200 clients
Of clients acquired in 2014, only 25% are credit only… …and fee income represents 70% of new client revenue
>$80MM
Note: Revenue figures are total realized revenue in YTD 2014
Credit Clients Credit Revenue
Credit + fee Fee only Credit only
Fee Credit
30%
70%
25%
38%
37%

Growing Deposit Franchise

We have significantly strengthened our balance sheet post crisis via increased core deposit funding
• Recent investments in commercial payments and commercial real estate loan servicing will continue to enhance Key’s deposit franchise
Key Corporate Bank Average Loan & Deposit Balances
Loan to
Deposit
Ratio
2.4x 2.1x 1.7x 1.6x 1.5x 1.3x 1.3x
Corporate average deposits Average loans
Commercial real estate
loan servicing deposits
$11.9
$29.1
$17.3
$22.7
Note: Chart depicts balances for Key Corporate Bank only
$ in billions
2008 2009 2010 2011 2012 2013 3Q14

13 Financial Review

Progress on Financial Goals

Balance Sheet
Efficiency
Moderate Risk
Profile
High Quality,
Diverse
Revenue Streams
Positive
Operating
Leverage
Execution of
Strategy
Metrics
(a)
3Q13 YTD Targets
Loan to deposit ratio
(b)
NCOs to average loans
Provision to average loans
Net interest margin
Noninterest income to total revenue
Cash efficiency ratio
(c)
Return on average assets
84%
.33%
67.5%
1.02%
.28%
3.16%
43%
90% -100%
40 - 60 bps
LT: >3.50%
LT: <60%
1.00% -1.25%
>40%
3Q14 YTD
87%
.20%
66.7%
1.06%
.09%
2.98%
43%
(a)
Continuing operations, unless otherwise noted
(b) Represents period-end consolidated total loans and loans held for sale (excluding education loans in the securitization trusts for periods prior to third quarter of 2014)
divided by period-end consolidated total deposits (excluding deposits in foreign office)
(c) Excludes intangible asset amortization; non-GAAP measure: see Appendix for reconciliation

High Quality and Diverse Revenue
TE = Taxable equivalent
Net Interest Income & Net Interest Margin Trend (TE)
Net interest income (TE) NIM (TE)
$ in millions; continuing operations
Noninterest Income
$ in millions; continuing operations
Leveraged lease termination gains
$417
$459
(b)
(a) Excludes deposits in foreign office
(b) Other includes corporate-owned life insurance, principal investing, etc.
Noninterest income contributes >40% of total revenue
Average Total Loan and Deposit Growth
Deposits up 4% Y-o-Y
Loans up 5% Y-o-Y
$ in millions
Total loans Total deposits (a)
3Q14 Noninterest Income Diversity
$584
$581
3.11%
2.96%
2.00%
2.50%
3.00%
3.50%
4.00%
$500
$540
$580
$620
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
$200
$300
$400
$500
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
Trust & investment services
Investment banking & debt placement
Deposit service charges
Cards & payments
Corporate services
Mortgage fees
Operating lease income
Other
$40.0
$55.0
$70.0
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
24%
21%
16%
10%
10%
2%
4%
13%

Continued cost savings enable investments and offset
normal expense growth
Y-o-Y: low to mid-
single digit % decline
16
Expenses: Culture of Continuous Improvement
Reducing expenses while investing in our businesses for growth
$ in millions
FY13
FY14
outlook
Noninterest Expense Outlook
Continuous Improvement
Note: Noninterest expense outlook graph not to scale
$2.8 B
Redefining end-to-end credit processes to
reduce duplication and identify cost savings
Pension
settlement
Efficiency charges
All remaining
expense
Pacific Crest
$704
$716
$689
Plans to remove ~15%
more by 2016
675
665
663
16
24
15
25
20
6
$520
$570
$620
$670
$720
3Q13 2Q14 3Q14
: Lean Six Sigma practices implemented throughout organization
: Corporate square footage      >10% over the last four years • Reducing occupancy costs
• Right-sizing
• Improving operational effectiveness
: Rationalized fixed income trading platform to align with opportunity: headcount
Community Bank FTE     16% from year-end 2012, while client-facing FTE are

Efficiency Ratio: Driving to 60% and Below
Business plans and macroeconomic environment provide path to an efficiency ratio below 60%
Cash Efficiency Ratio
(a)
Outlook
(a) Non-GAAP measure: see Appendix for reconciliation
(b) Assumes implied forward curve
2-3 year outlook: 60%
Long-term, committed to moving below 60%
(b)
Long-term target: <60%
50%
55%
60%
65%
70%
3Q14 YTD Business growth,
net of investments
Expense savings Rising rate benefit

Moderate Risk Profile
Enterprise-wide risk management approach drives quality
Targeted, Relationship-based Approach
Strong Asset Quality
• Target specific segments and sectors where we
have expertise
• Execute rigorous and disciplined sales approach
• Clearly defined and well understood risk appetite
and tolerances
• Risk management principles applied actively
Key
Peer median (a)
(a) Source: SNL; Peers include BBT, CMA, FITB, FHN, HBAN, MTB, PBCT, PNC, RF, STI, USB and ZION
Over the past 16 quarters,
Key has been lower than
peer median
Key NPAs
NPAs  down 43%
from 4Q12
Peer Median (a) NPAs, % of period-end assets
Key NPAs, % of period-end assets
$ in millions
Nonperforming Assets
Net Charge-offs to Average Loans
$735
$531
$418
0.00%
0.50%
1.00%
1.50%
$0
$200
$400
$600
$800
4Q12 4Q13 3Q14
0.0%
1.0%
2.0%
3.0%
4.0%

Disciplined Capital Management
Strong Capital Position Peer-leading Return
Capital
Priorities
Organic
Growth
Dividends
Share
Repurchases
Opportunistic
Growth
Disciplined in how we manage, invest, deploy and return our strong capital position
(a) Non-GAAP measure: see Appendix for reconciliations
(b) Includes peer banks participating in the 2013 CCAR or CapPR process with the Federal Reserve: BBT, CMA, FITB, HBAN, MTB, PNC, RF, STI, USB and ZION
10.8% under Basel III Regulatory Capital Rules
• Increased quarterly common share dividend by 18% to
$.065
• Repurchased $368 MM shares YTD through 3Q14
2014 payout estimated to be >80%, among the highest in
our peer group for the second consecutive year
Peers
2014 Capital Actions
Tier 1 Common Equity (a)
Book Value per Share
2013 Total Shareholder Payout (b)
Up 9%
from
4Q12
11.36% 11.22% 11.26%
4Q12 4Q13 3Q14
$10.78
$11.25
$11.74
4Q12 4Q13 3Q14
76%
0%
20%
40%
60%
80%

2014 Outlook and Expectations
Average Loans
• LQA: mid-single digit growth, driven by
commercial loans
• Mid-single digit growth vs. FY 2013
Net Interest Income
• Relatively stable with 3Q14
• Relatively stable from 2013, with slight
downward pressure from competitive
environment
Noninterest Income
• Low double-digit percentage growth
from 3Q14, supported by stronger
market-related revenue and a full
quarter of Pacific Crest
• Low single-digit growth compared to
prior year
Expense
• Relatively stable with 3Q14 reported,
including Pacific Crest, pension,
seasonality and efficiency charges
• Low to mid-single digit percentage
decline from 2013
Efficiency / Productivity
• Positive operating leverage • Positive operating leverage
Asset Quality
• Continued strong credit quality trends,
consistent with 3Q14 levels
• Net charge-offs to average loans below
targeted range of 40 – 60 bps
Capital
• Continued execution of capital plan
• Disciplined execution of 2014 capital
plan, including dividends and share
repurchases

Guidance ranges: relatively stable: +/- 2%; low single-digit: <5%; mid-single digit: 4% - 6%; low double-digit: 10% - 13%
4Q14 FY 2014

21 Appendix

• Supporting businesses with
technology development
• Driving talent management to
improve productivity
Focused on Driving Positive Operating Leverage
Revenue Growth Expense Savings
Community
Bank
Corporate
Bank
• Improving sales productivity
• Strengthening product offering:
Hassle-Free
• Enhancing online and mobile
channels
• Optimizing branch channel
• Driving greater efficiencies through
back and middle-office processes
Enterprise
• Adding senior bankers: existing
industry expertise and relationships
• Strengthening commercial payment
product capabilities
• Added technology vertical: completed
Pacific Crest acquisition
• Exiting international leasing
originations and reducing related cost
structure
• Variablizing cost: utilization of third-
party partners
• Rationalization of fixed income trading
platform
• Improving operational effectiveness:
Lean Six Sigma, variablizing costs
• Reducing occupancy costs
• Right-sizing support activities
22
Executing action plans across our organization
Driving consumer  sales
per FTE per day: up
>30% from prior year
Reducing occupancy:
plans to remove ~15% of
corporate square footage
by 2016
Aggressive campaign to
add bankers: relationship
managers up ~15% from
prior year (a)
Data as of 3Q14 unless otherwise noted
(a)
Includes impact of the acquisition of Pacific Crest Securities

Financial Highlights
TE = Taxable equivalent, EOP = End of Period
(a) From continuing operations
(b) Year-over-year average balance growth
(c) From consolidated operations
(d) Non-GAAP measure: see Appendix for reconciliation
EPS – assuming dilution $ .23 $  .27 $  .26 $  .26 $  .25
Cash efficiency ratio (d) 69.5% 65.8% 64.9% 67.4% 67.5%
excl. efficiency and pension charges 66.0 63.4 63.9 65.1 63.6
Net interest margin (TE) 2.96 2.98 3.00 3.01 3.11
Return on average total assets .92 1.14 1.13 1.08 1.12
Total loans and leases 5% 6% 4% 3% 5%
CF&A loans 11 13 9 8 11
Deposits (excl. foreign deposits) 4 2 4 8 5
Tier 1 common equity (d) 11.3% 11.3% 11.3% 11.2% 11.2%
Tier 1 risk-based capital 12.0 12.0 12.0 12.0 11.9
Tangible common equity to tangible assets (d) 10.3 10.2 10.1 9.8 9.9
NCOs to average loans .22% .22% .15% .27% .28%
NPLs to EOP portfolio loans .71 .71 .81 .93 1.01
Allowance for loan losses to EOP loans 1.43 1.46 1.50 1.56 1.62
Balance
Sheet
Growth (a), (b)
Capital (c)
Asset
Quality (a)
Financial
Performance (a)
Metrics 3Q14 2Q14 1Q14 4Q13 3Q13

Interest Rate Risk Management
Naturally Asset Sensitive Balance Sheet
Actively Managing Rate Risk
• High quality
• Fixed rate agency MBS and CMOs
• Average maturity: 3.6 years
• GNMAs total 35% of total portfolio
• Reinvesting cash flows into GNMAs
$9
$15
$5
$5
Size of swap
portfolio
Modeled asset
sensitivity
~3%
0%
7%
$5
Variable:
69%
Fixed:
31%
Flexibility to adjust rate sensitivity for changes in balance sheet growth/mix as well as interest rate outlook
Debt
hedges
A/LM
hedges
Noninterest-
bearing: 37%
Interest-
bearing, non-
time: 54%
CDs:
9%
• Maintaining moderate asset sensitive position of ~3%
- Assumes 200 basis point increase in short-term rates over a
12-month period
• Utilize swaps for debt hedging and asset liability management
- Fairly even pace of A/LM swap maturities
3Q14
Swaps
($ in B)
9/30/14
Notional Amt.
Wtd. Avg.
Maturity (Yrs.)
Receive
Rate
Pay
Rate
A/L Management $    9.3 1.8 .8% .2%
Debt 4.5 4.0 2.5 .2
$  13.8 1.3% .2%
3Q14
$17 B
AFS: $12 B
HTM: $5 B
Balance sheet has relatively short duration and is
more impacted by the short-end of the curve
$14 B
24
Actively managing a naturally asset sensitive balance sheet
Flexibility to Adjust Rate
Sensitivity with Swaps
Investment Portfolio
Loans Deposits

Focused Expense Management
$2.82 B
$117 MM
$2.70 B
Low to mid-
single digit
decline year-
over-year
Continued cost savings enable investments and offset normal expense growth
(4) % – (6) %
1% – 2.5%
1% - 2%
(a)
(a) Operating cost increase includes inflationary adjustments, annual merit increases, etc.
2% – 2.5%
25
Note: Percentage ranges based upon 2014 expense plans and calculated from 2013 reported NIE
2013 reported
NIE
2013 efficiency
and pension
charges
2013 NIE excl.
charges
Expense savings Operating cost
increase
Investments 2014 NIE outlook
excl. charges
2014 efficiency
charges
2014 NIE outlook

Average Total Investment Securities Highlights
Average AFS securities
$ in billions
High Quality Investment Portfolio
• Portfolio composed primarily of GNMA and GSE-
backed MBS and CMOs
– No private label MBS or financial paper
• Currently reinvesting cash flows into GNMA
securities in preparation for upcoming
regulatory liquidity requirements
– 35% of total portfolio was GNMA at 9/30/14
• Securities cash flows of $.9 billion in both 3Q14
and 2Q14
• Average portfolio life at 9/30/14 of 3.6 years,
unchanged from 6/30/14
Securities to Total Assets
(b)
(a)  Yield is calculated on the basis of amortized cost
(b)  Includes end of period held-to-maturity and available-for-sale securities
Average yield (a)
Average HTM securities
$17.7
2.23%
$17.0
2.15%
.00%
1.00%
2.00%
3.00%
4.00%
5.00%
$0.0
$5.0
$10.0
$15.0
$20.0
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
19% 19%
10%
14%
18%
22%
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14

Nonperforming Assets
Net Charge-offs & Provision for Loan and Lease Losses
NPLs
NPLs to period-end loans
NCOs Provision for loan and
lease losses
NCOs to average loans
$ in millions
$ in millions
NPLs held for sale,
OREO & other NPAs
Continued Improvement in Asset Quality
Highlights
• Net loan charge-offs decreased 16% from 3Q13 to
$31 MM, or 22 bps of average loans
• Total gross charge-offs down 37% from 3Q13 and
down 13% from 2Q14
• Nonperforming assets down 28% from prior year
• Net charge-offs expected to continue below the
targeted range for the remainder of the year
Allowance for Loan and Lease Losses
Allowance for loan and
lease losses to NPLs
Allowance for loan
and lease losses
$ in millions
$579
$418
$37
$31
$28
$21 .28%
.22%
.00%
.20%
.40%
.60%
$0
$20
$40
$60
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
1.01%
.71%
0.40%
0.80%
1.20%
1.60%
$0
$200
$400
$600
$800
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
$868
$804
160%
201%
110%
135%
160%
185%
210%
$600
$700
$800
$900
$1,000
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14

Asset Quality Trends
Quarterly Change in Criticized Outstandings
(a)
Delinquencies to Period-end Total Loans
(a) Loan and lease outstandings
(b) From continuing operations
30 – 89 days delinquent 90+ days delinquent
Metric
(b)
3Q14 2Q14 1Q14 4Q13 3Q13
Delinquencies to EOP total loans: 30-89 days .61% .49% .48% .58% .54%
Delinquencies to EOP total loans: 90+ days .13 .15 .16 .13 .17
NPLs to EOP portfolio loans .71 .71 .81 .93 1.01
NPAs to EOP portfolio loans + OREO + Other NPAs .74 .74 .85 .97 1.08
Allowance for loan losses to period-end loans 1.43 1.46 1.50 1.56 1.62
Allowance for loan losses to NPLs 200.5 205.6 185.7 166.9 160.4
Continuing operations
Continuing operations
.54%
.61%
.17%
.13%
.00%
.25%
.50%
.75%
1.00%
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
(7)%
(2)%
(12)%
(10)%
(8)%
(6)%
(4)%
(2)%
0%
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14

Period-
end loans
Average
loans
Net loan
charge-offs
Net loan
charge-offs (b) /
average loans
(%)
Nonperforming
loans (c)
Ending
allowance
Allowance /
period-end
loans (%)
Allowance /
NPLs
(%)
9/30/14 3Q14 3Q14 3Q14 9/30/14 9/30/14 9/30/14 9/30/14
Commercial, financial and agricultural (a) $   26,683 $   26,456 $ 6 .09 $                    47 $ 386 1.45 821.28
Commercial real estate:
Commercial Mortgage 8,276 8,142 (2) (.10) 41 159 1.92 387.80
Construction 1,036 1,030 1 .39 14 28 2.70 200.00
Commercial lease financing 4,135 4,145 (1) (.10) 14 55 1.33 392.86
Real estate – residential mortgage 2,213 2,204 2 .36 81 22 .99 27.16
Home equity 10,663 10,658 7 .26 184 77 .72 41.85
Credit cards 724 716 9 4.99 1 32 4.42 N/M
Consumer other – Key Community Bank 1,546 1,534 6 1.55 2 24 1.55 N/M
Consumer other – Exit Portfolio 879 911 3 1.31 17 21 2.39 123.53
Continuing total (d) $   56,155 $    55,796 $ 31 .22 $ 401 $ 804 1.43 200.50
Discontinued operations 2,375 4,080 7 1.15 9 31 1.31 344.44
Consolidated total $   58,530 $    59,876 $ 38 .26 $ 410 $ 835 1.43 203.66
Credit Quality by Portfolio
Credit Quality
$ in millions
29
N/M = Not meaningful
(a) 9-30-14 ending loan balances include $90 million of commercial credit card balances; 9-30-14 average loan balances include $92 million of assets from commercial credit cards
(b)
Net loan charge-off amounts are annualized in calculation
(c)
9-30-14 NPL amount excludes $14 million of purchased credit impaired loans
(d) 9-30-14 ending loan balances include purchased loans of $143 million, of which $14 million were purchased credit impaired

Vintage (% of Loans)
Loan
Balances
Average
Loan Size ($)
Average
FICO
Average
LTV
(a)
% of
Loans
LTV>90%
2012 and
later 2011 2010 2009
2008 and
prior
Loans and lines
First lien $            6,180            $ 65,817 772 67% .6% 50% 5% 3% 3% 39%
Second lien 4,200 54,759 766 76 3.7 33 5 3 4 55
Community Bank $          10,380 60,443 770 70 1.8 43 5 3 4 45
Exit portfolio 283 17,253 729 80 31.6 1 - - - 99
Total home equity portfolio $          10,663
Nonaccrual loans and lines
First lien $                 94 $ 61,645 720 73% 1.0% 5% 4% 3% 5% 83%
Second lien 81 48,222 711 80 2.1 2 2 2 4 90
Community Bank $              175 54,590 716 77 1.5 4 3 2 5 86
Exit portfolio 10 23,844 700 77 29.2 - - - - 100
Total home equity nonaccruals $              185
Third quarter net charge-offs (NCOs)
Community Bank $                  6 3% 2% 4% 2% 89%
% of average loans .23%
Exit Portfolio $                   1 - - - - 100
% of average loans 1.37%
(a) Average LTVs are at origination. Current average LTVs for Community Bank total home equity loans and lines is approximately 71%, which compares to
71% at the end of the second quarter of 2014.
Home Equity Portfolio – 9/30/14
$ in millions, except average loan size
Home Equity Portfolio
Highlights
• High quality portfolio
• Community bank loans and lines: 97% of total portfolio; branch-
originated
– 60% first lien position
– Average FICO score of 770
– Average LTV at origination: 70%
• $4.0 billion of the total portfolio are fixed rate loans that require principal and interest payments; $6.7 billion are lines
• $1.5 billion in lines outstanding (14% of the total portfolio)
come to end of draw period in the next four years
– Proactive communication and client outreach initiated
near end of draw period

Balance Outstanding Change Net Loan Charge-offs
Balance on
Nonperforming Status
9-30-14 6-30-14
9-30-14 vs.
6-30-14
3Q14
(c)
2Q14
(c)
9-30-14 6-30-14
Residential properties – homebuilder $          11 $          19 $            (8) $         1 - $         10
Marine and RV floor plan 7 23 (16) - - 5 6
Commercial lease financing
(a)
1,046 1,154 (108) (1) $        (5) 1 3
Total commercial loans 1,064 1,196 (132) - (5) 16 16
Home equity – Other 283 300 (17) 1 1 10 11
Marine 828 888 (60) 2 5 16 15
RV and other consumer 57 61 (4) 1 (1) 1 1
Total consumer loans 1,168 1,249 (81) 4 $         5 27 27
Total exit loans in loan portfolio $     2,232 $     2,445 $        (213) $         4 - $         43 $         43
Discontinued operations – education lending
business (not included in exit loans above)
(b)
$    2,375 $    4,162 $     (1,787) $         7 $         7 $         9 $         19
$ in millions; average balances
(a) Includes (1) the business aviation, commercial vehicle, office products, construction and industrial leases; (2) Canadian lease financing portfolios; (3) European lease financing portfolios; and (4) all remaining balances related to lease in, lease out; sale in, lease out; service contract leases; and qualified technological equipment leases.
(b) June 30, 2014 balance includes loans in Key’s consolidated education loan securitization trusts
(c) Credit amounts indicate recoveries exceeded charge-offs
$ in millions
Exit Loan Portfolio
Exit Loan Portfolio
31
$3,120
$2,347
$0
$1,000
$2,000
$3,000
$4,000
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
$          7

GAAP to Non-GAAP Reconciliation
$ in millions

a) Three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013, and September 30, 2013 exclude $72 million, $79 million, $84 million, $92 million, and $99 million of period-end purchased credit card receivable intangible assets, respectively
b) Net of capital surplus
c) Includes net unrealized gains or losses on securities available for sale (except for net unrealized losses on marketable equity securities), net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans
d) Other assets deducted from Tier 1 capital and net risk-weighted assets consist of disallowed intangible assets (excluding goodwill) and deductible portions of nonfinancial equity investments.  There were no disallowed deferred tax assets at September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013, and
September 30, 2013
Three months ended
9-30-14 6-30-14 3-31-14 12-31-13 9-30-13
Tangible common equity to tangible assets at period end
Key shareholders’ equity (GAAP) $ 10,486 $ 10,504 $ 10,403 $ 10,303 $ 10,206
Less: Intangible assets (a) 1,105 1,008 1,012 1,014 1,017
Preferred Stock, Series A
(b)
282 282 282 282 282
Tangible common equity (non -GAAP)  $ 9,099 $ 9,214 $ 9,109 $ 9,007 $ 8,907
Total assets (GAAP) $ 89,784 $ 91,798 $ 90,802 $ 92,934 $ 90,708
Less: Intangible assets
(a)
1,105 1,008 1,012 1,014 1,017
Tangible assets (non-GAAP) $ 88,679 $ 90,790 $ 89,790 $ 91,920 $ 89,691
Tangible common equity to tangible assets ratio (non-GAAP) 10.26% 10.15% 10.14% 9.80% 9.93%
Tier 1 common equity at period end
Key shareholders’ equity (GAAP) $ 10,486 $ 10,504 $ 10,403 $ 10,303 $ 10,206
Qualifying capital securities 340 339 339 339 340
Less: Goodwill 1,051 979 979 979 979
Accumulated other comprehensive income (loss)
(c)
(366) (328) (367) (394) (409)
Other assets
(d)
110 86 84 89 96
Total Tier 1 capital (regulatory) 10,031 10,106 10,046 9,968 9,880
Less: Qualifying capital securities 340 339 339 339 340
Preferred Stock, Series A
(b)
282 282 282 282 282
Total Tier 1 common equity (non-GAAP)  $ 9,409 $ 9,485 $ 9,425 $ 9,347 $ 9,258
Net risk -weighted assets (regulatory) $ 83,547 $ 84,287 $ 83,637 $ 83,328 $ 82,913
11.26% 11.25% 11.27% 11.22% 11.17%
Pre-provision net revenue
Net interest income (GAAP) $ 575 $ 573 $ 563 $ 583 $ 578
Plus: Taxable-equivalent adjustment 6 6 6 6 6
Noninterest income (GAAP) 417 455 435 453 459
Less: Noninterest expense (GAAP) 704 689 662 712 716
Pre-provision net revenue from continuing operations (non-GAAP) $ 294 $ 345 $ 342 $ 330 $ 327
Tier 1 common equity ratio (non-GAAP)

Three months ended
9-30-14 6-30-14 3-31-14 12-31-13 9-30-13
Average tangible common equity
Average Key shareholders’ equity (GAAP) $ 10,473 $ 10,459 $ 10,371 $ 10,272 $ 10,237
Less: Intangible assets (average) (a) 1,037 1,010 1,013 1,016 1,019
Preferred Stock, Series A (average) 291 291 291 291 291
Average tangible common equity (non-GAAP) $ 9,145 $ 9,158 $ 9,067 $ 8,965 $ 8,927
Return on average tangible common equity from continuing operations
Net income (loss) from continuing operations attributable to Key common shareholders (GAAP) $ 197 $ 242 $ 232 $ 229 $ 229
Average tangible common equity (non-GAAP) 9,145 9,158 9,067 8,965 8,927
Return on average tangible common equity from continuing operations (non-GAAP) 8.55% 10.60% 10.38% 10.13% 10.18%
Return on average tangible common equity consolidated
Net income (loss) attributable to Key common shareholders (GAAP) $ 180 $ 214 $ 236 $ 224 $ 266
Average tangible common equity (non-GAAP) 9,145 9,158 9,067 8,965 8,927
Return on average tangible common equity consolidated (non-GAAP) 7.81% 9.37% 10.56% 9.91% 11.82%
Cash efficiency ratio
Noninterest expense (GAAP) $ 704 $ 689 $ 662 $ 712 $ 716
Less: Intangible asset amortization (GAAP) 10 9 10 10 12
Adjusted noninterest expense (non-GAAP) $ 694 $ 680 $ 652 $ 702 $ 704
Net interest income (GAAP) $ 575 $ 573 $ 563 $ 583 $ 578
Plus: Taxable-equivalent adjustment 6 6 6 6 6
Noninterest income (GAAP) 417 455 435 453 459
Total taxable-equivalent revenue (non-GAAP) $ 998 $ 1,034 $ 1,004 $ 1,042 $ 1,043
Cash efficiency ratio (non-GAAP) 69.5% 65.8% 64.9% 67.4% 67.5%
GAAP to Non-GAAP Reconciliation (continued)
$ in millions
33
(a)
Three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013, and September 30, 2013 exclude $76 million, $82 million,
$89 million, $96 million, and $103 million of average purchased credit card receivable intangible assets, respectively

KeyCorp & Subsidiaries
$ in billions
Quarter ended
September 30, 2014
Tier 1 common equity under current regulatory rules
Adjustments from current regulatory rules to the Regulatory Capital Rules:
Deferred tax assets and PCCRs (b)
Common equity Tier 1 anticipated under the Regulatory Capital Rules (c)
Total risk-weighted assets under current regulatory rules
Adjustments from current regulatory rules to the Regulatory Capital Rules:
Loan commitments <1 year
Past Due Loans
Mortgage servicing assets (d)
Deferred tax assets (d)
Other
Total risk-weighted assets anticipated under the Regulatory Capital Rules
Common Equity Tier 1 ratio under the Regulatory Capital Rules %
34
Common Equity Tier 1 Under the Regulatory Capital
Rules (estimated)
(a)
Table may not foot due to rounding
(a) Common equity Tier 1 capital is a non-generally accepted accounting principle (GAAP) financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies.  Management reviews Common Equity Tier 1 along with other measures of capital as part of its financial analyses
(b) Includes the deferred tax asset subject to future taxable income for realization, primarily tax credit carryforwards, as well as the deductible portion of purchased credit card receivables
(c) The anticipated amount of regulatory capital and risk-weighted assets is based upon the federal banking agencies’ Regulatory Capital Rules (as fully phased-in on
January 1, 2019); Key is subject to the Regulatory Capital Rules under the “standardized approach”
(d)
Item is included in the 10%/15% exceptions bucket calculation and is risk-weighted at 250%
$
$
$
$
9.4
(.1)
9.3
83.5
1.0
.1
.5
.2
86.5
10.8
1.2